Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of August 1, 2012, is by and among ENTEGRIS, INC., a Delaware corporation (“Entegris”), POCO GRAPHITE, INC., a Delaware corporation (“POCO Graphite”; together with Entegris, the Borrowers and each a Borrower), the Lenders (as defined in the Credit Agreement), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

The Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of June 9, 2011 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”).

The Borrowers have requested that the Lenders and the Administrative Agent amend certain of the provisions in the Credit Agreement.

The Lenders and the Administrative Agent are willing to grant the Borrowers’ request on the terms and subject to the conditions set forth in this Amendment.

ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms defined in the Credit Agreement shall have the same meaning when used herein unless otherwise expressly indicated.

2. Amendment to Section 5.9 of the Credit Agreement. Section 5.9 of the Credit Agreement is hereby amended by replacing the phrase “$60,000,000” with the phrase “$85,000,000”.

3. Schedules to Credit Agreement. Schedule 4.4 to the Credit Agreement is hereby amended and restated in its entirety with Schedule 4.4 attached to this Amendment.

4. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or the Lenders and whether or not existing on the date of this Amendment.

5. Conditions to Effectiveness of this Amendment. This Amendment shall become effective when the Administrative Agent shall have received the following:

(a)	This Amendment, duly executed by the Borrowers, the Administrative Agent and the Lenders which constitute the Required Lenders;

(b)	The Acknowledgement and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor;

(c)	Such other matters as the Administrative Agent may reasonably require.

6. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrowers hereby represent and warrant to the Lenders and the Administrative Agent as follows:

(a) This Amendment has been duly executed and delivered by each Borrower and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of each Borrower enforceable against the Borrowers in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally.

(b) The Borrowers’ execution, delivery and performance of this Amendment: (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of applicable law, statute, rule or regulation or any of the Borrowers’ Organizational Documents or (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Borrowers, or (B) result in a breach of any provision of or constitute (alone or with due notice or lapse of time or both) a default under any material indenture, agreement or other instrument to which any Borrower is a party or by which any of its properties or assets are or may be bound.

(c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

(d) Before and after giving effect to this Amendment, the warranties and covenants of the Borrowers in Article IV of the Credit Agreement, and in each of the other Loan Documents, shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement, or such other Loan Document, and except to the extent such warranties and covenants specifically relate to an earlier date.

7. Effectiveness of this Amendment. All amendments and changes accomplished by this Amendment shall be effective on the date the conditions precedent set forth in Section 4 of this Amendment have been satisfied.

8. Ratification. As amended hereby, the Credit Agreement is hereby ratified, approved, and confirmed in every respect, and shall remain in full force and effect.

9. Acknowledgments and Affirmations. The Borrowers, the Lenders and the Administrative Agent each acknowledge that every reference to the “Credit Agreement” in the Loan Documents shall refer to the Credit Agreement as amended hereby. The Borrowers confirm and acknowledge that they will continue to comply with the covenants set forth in the Credit Agreement and the other Loan Documents, as amended hereby.

10. Expenses. As provided in Section 9.6 of the Credit Agreement, the Borrowers agree to pay all of the Administrative Agent’s reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Amendment and all other documents negotiated, prepared and executed in connection herewith.

11. Release. The Borrowers each hereby absolutely and unconditionally release and forever discharge the Administrative Agent, the Lenders, the Swingline Lender and the Letter of Credit Issuer and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrowers, the Guarantors or any Borrower or Guarantor has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever, arising from the beginning of time through the date hereof, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

12. Execution. This Amendment and the Acknowledgement and Agreement of Guarantors may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page to this Amendment by facsimile or by e-mail transmission shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

13. Miscellaneous. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Minnesota (other than its conflicts of laws rules). This Amendment shall be binding upon the Borrowers, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Administrative Agent and the successors and assigns of each of them.

Signature pages follow

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTEGRIS, INC.

By:	/s/ GREG GRAVES
Name:	Gregory B. Graves
Title:	CFO & EVP

POCO GRAPHITE, INC.

By:	/s/ GREG GRAVES
Name:	Gregory B. Graves
Title:	CFO & EVP

Signature Page to First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Letter of Credit Issuer, Swingline Lender and Lender

By:	/s/ SHARLYN REKENTHALER
Name:	Sharlyn G. Rekenthaler
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

CITIBANK, N.A., as Lender

By:	/s/ AHU GORES
Name:	Ahu Gores
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

Schedule 4.4

Organization Chart

Wholly-Owned Subsidiaries

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
Entegris Pacific Ltd. (Guarantor)	Delaware	1,001 Shares Common Stock	Entegris, Inc.	100%
Entegris Asia LLC	Delaware	1,000 Units LLC Units	Entegris, Inc.	100%
Entegris Specialty Materials, LLC (Guarantor)	Delaware	100 Units LLC Units	Entegris, Inc.	100%
Poco Graphite, Inc. (Borrower)	Delaware	10 Shares Common Stock	Entegris Specialty Materials, LLC	100%
Poco Graphite International, Inc. (Guarantor)	Delaware	1,000 Shares Common Stock	Poco Graphite, Inc.	100%
Entegris International Holdings B.V.	The Netherlands	180 Shares Share Capital	Entegris, Inc.	100%
Entegris GmbH	Germany	1 Share with nominal value of DEM 90,100 1 Share with nominal value of DEM 810,900	Entegris, Inc. Entegris International Holdings B.V.	10 90	% %
Entegris (Shanghai) Microelectronics Trading Company Limited	People’s Republic of China	US$200,000 Registered Capital	Entegris Pacific Ltd.	100%

Schedule 4.4

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
Poco Graphite S.A.R.L.	France	450 Shares 50 Shares Corporate Capital	Poco Graphite, Inc. Poco Graphite International, Inc.	90 10	% %
Entegris Singapore Pte. Ltd.	Singapore	100,001 Shares Ordinary Shares	Entegris Asia LLC	100%
Entegris Taiwan Technologies Co., Ltd.	Taiwan	50,000 Shares Common Shares	Entegris Asia LLC	100%
Entegris (Malaysia) Sdn. Bhd.	Malaysia	30,000,000 Shares Ordinary Shares	Entegris, Inc.	100%
Entegris Korea Ltd.	Korea	564,839 Shares Common Shares	Entegris Asia LLC	100%
Pureline Co., Ltd.	Korea	Entegris Asia LLC 30,556 Shs. (62.5%)* Entegris Korea Ltd. 18,333 Shs. (37.5%)* Common Shares	Entegris Asia LLC 30,556 Shs. (62.5%)* Entegris Korea Ltd. 18,333 Shs. (37.5%)*	100%
Entegris Ireland Limited	Ireland	2 Shares Ordinary Shares	Entegris International Holdings B.V.	100%
Entegris SAS	France	155,155 Shares Common Shares	Entegris International Holdings B.V.	100%
Entegris Cleaning Process (ECP) SAS	France	231,259 Shares Common Shares	Entegris International Holdings B.V.	100%
Entegris Israel, Ltd.	Israel	2,000 Shares Ordinary Shares	Entegris International Holdings B.V.	100%

Issuer	Issuer’s Jurisdiction of Organization	Interest Issued	Owner	Percentage Ownership
Nihon Entegris K.K.	Japan	1,640,000 Shares	Entegris International Holdings B.V.	100%
Entegris Pte. Ltd.	Singapore	2 Shares Ordinary Shares	Entegris Singapore Pte. Ltd.	100%
Entegris Japan Co. Ltd.	Japan	1,000 Shares	Nihon Entegris K.K.	100%
Entegris Asia Pte. Ltd.	Singapore	1 Share Ordinary Shares	Entegris International Holdings B.V.	100%
Entegris Precision Technology Corporation	Taiwan	6,500,000 Shares 6,500,000 Shares Common Stock	Entegris, Inc. Entegris International Holdings B.V.	50 50	% %

Entegris (UK) Limited and Entegris Materials Integrity India Private Limited are currently inactive and are each in a dissolution/winding up process. These entities would be treated as newly formed or acquired Subsidiaries under Section 5.8 if they became active again at any time in the future.

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned, as a guarantor of the indebtedness of Entegris, Inc. and POCO Graphite, Inc. (the “Borrowers”) to Wells Fargo Bank, National Association, in its capacity as administrative agent (the “Administrative Agent”) for the Lender Parties (as defined in the Guaranty dated as of June 9, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), by and among the undersigned in favor of the Administrative Agent), hereby (i) acknowledge receipt of the foregoing Amendment; (ii) consent to the terms and execution of the foregoing Amendment; (iii) reaffirm their obligations pursuant to the terms of the Guaranty and each other Loan Document to which any of the undersigned is a party; (iv) absolutely and unconditionally release and forever discharge the Administrative Agent, the Lenders, the Swingline Lender and the Letter of Credit Issuer and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrowers, the Guarantors or any Borrower or any Guarantor has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever, arising from the beginning of time through the date hereof, whether such claims, demands and causes of action are matured or unmatured or known or unknown, and (v) acknowledge that the Administrative Agent and the Lender Parties may amend, restate, extend, renew or otherwise modify the Credit Agreement (as defined in the Guaranty), any other Loan Documents and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty or any other Loan Document to which any of the undersigned is a party. All defined terms used in this Acknowledgment and Agreement which are not expressly defined herein shall have the meaning given such terms in the Credit Agreement.

Dated as of _August 1, 2012.

ENTEGRIS PACIFIC LTD.			ENTEGRIS SPECIALTY MATERIALS, LLC

By:	/s/ GREG GRAVES	.	By:	/s/ GREG GRAVES	.

Name:	Gregory B. Graves	.	Name:	Gregory B. Graves	.

Title:	Treasurer	.	Title:	Treasurer	.

POCO GRAPHITE INTERNATIONAL, INC.

By:	/s/ GREG GRAVES	.

Name:	Gregory B. Graves	.

Title:	VP & Treasurer	.